SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 21, 2020

SANDERSON FARMS, INC.

(Exact name of registrant as specified in its charter)

Mississippi	1-14977	64-0615843
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

127 Flynt Road Laurel, Mississippi	39443
(Address of principal executive offices)	(Zip Code)

(601) 649-4030

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $1 par value per share	SAFM	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

EXPLANATORY NOTE

This Amendment No. 1 to Current Report on Form 8-K is filed to correct an error contained in the Registrant’s original Current Report on Form 8-K filed on October 26, 2020. The original 8-K reported that the Compensation Committee of the Registrant’s Board of Directors had awarded each of Lampkin Butts, the Registrant’s President, and Mike Cockrell, the Registrant’s Chief Financial Officer, Chief Legal Officer and Treasurer a 1.5% merit salary increase for the Registrant’s 2021 fiscal year. In fact, the committee had awarded a 1.25% increase to each of Messrs. Butts and Cockrell. This Amendment No. 1 reflects the correct percentage increase and also reflects the correct dollar amount of each officer’s salary for fiscal 2021. No other changes to the original 8-K have been made.

Section 5 – Corporate Governance and Management

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

On October 21, 2020, the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of Sanderson Farms, Inc. (the “Registrant”) took the following actions, in each case for the Registrant’s 2021 fiscal year:

(1)

The Committee approved a 1.25% merit salary increase for each of Lampkin Butts, President and Mike Cockrell, Chief Financial Officer, Chief Legal Officer and Treasurer; and a 3.0% merit salary increase for Timothy F. Rigney, Secretary and Controller, effective November 1, 2020, as follows:

Name	Fiscal 2021 Salary
Mr. Butts	$761,232
Mr. Cockrell	$652,320
Mr. Rigney	$349,944

(2) The Committee made the following awards, effective November 1, 2020, to the executive officers listed above and to Joe F. Sanderson, Jr., Chairman and Chief Executive Officer, under the Registrant’s long term equity incentive program:

Name	Performance Shares	Shares of Restricted Stock
Mr. Sanderson	20,500	20,500
Mr. Butts	5,750	5,750
Mr. Cockrell	4,500	4,500
Mr. Rigney	1,325	1,325

The form of restricted stock agreement to be used for the restricted stock awards noted above will be substantially similar to the form of agreement filed as Exhibit 10.14 to the Registrant’s Annual Report on Form 10-K for the fiscal year ended October 31, 2013. The form of performance share agreement for the performance share awards noted above will be filed as an exhibit to the Registrant’s next Annual Report on Form 10-K. The following descriptions of the restricted stock and performance share agreements are necessarily not complete, and in each instance reference is made to the agreements themselves.

Restricted Stock Agreements

The form of restricted stock agreement provides for the grant of a specified number of shares of restricted stock to the participant as a reward for past service and as an incentive for the performance of future services and for no additional consideration, subject to the following terms and conditions:

•	The restricted stock may not be sold or transferred during the restricted period except by will or inheritance.

•

The restricted period lasts for four years, except that it ends and the shares fully and immediately vest in the event of the participant’s death or disability or a change of control of the Registrant. If the participant terminates employment after attaining eligibility for retirement before the end of the restricted period, a pro rata percentage of the shares will immediately vest based on the number of years of the restricted period during which the participant was employed with the Registrant (for example, if the participant retires after one year of the restricted period has passed, the participant would receive 25% of the shares and would forfeit the remainder; if the participant retires after two years of the restricted period has passed, the participant would receive 50% of the shares and would forfeit the remainder; and so on).

•

Rights to the shares are forfeited if the participant’s employment terminates for any other reason prior to the end of the restricted period, or if the Board determines that the participant has engaged in specified detrimental conduct or activity while employed with the Registrant or in the two-year period following his or her voluntary termination or termination for cause. If a participant’s shares have already vested, he or she must repay the Registrant the fair market value of his or her shares that is specified in his or her restricted stock agreement.

•	During the restricted period, the participant is entitled to vote the shares and receive dividends.

Performance Share Agreements

The form of performance share agreement provides for the grant of the right to receive shares of the Registrant’s common stock at the end of a restricted period, subject to the Registrant’s achievement of certain performance measures over the two-year performance period commencing November 1, 2020. The restricted period means the three fiscal years commencing on November 1, 2020. The performance criteria are based on a historical average of the Registrant’s performance over 29 two-year periods, dating back to the two-year period ending in 1991. A performance share award is granted as a reward for past service and as an incentive for the performance of future services and for no additional consideration, subject to the following terms and conditions:

•

A participant can receive a target amount of shares based on the Registrant’s average return on equity (“ROE”) and a target based on the Registrant’s average return on sales (“ROS”) over the two-year period commencing November 1, 2020. It also establishes several possible percentages of those target awards that he or she could receive, depending on the Registrant’s actual performance measured at the end of the performance period. The performance criteria for the fiscal 2021 performance share awards are:

Measure	Weight	Threshold (50% Payout)	Target (100% Payout)	Maximum (200% Payout)
ROE	50%	8.0%	14.7%	23.5%
ROS	50%	1.8%	4.4%	7.0%

•

The Registrant’s Board, in its sole discretion, may pay earned performance shares in the form of cash, in shares of common stock, or in a combination of cash or shares which has an aggregate fair market value equal to the value of the earned performance shares at the close of the applicable performance period.

•

If the participant’s employment terminates because of death or disability or after attaining eligibility for retirement, or there has been a change in control of the Registrant before the end of the performance period, the participant will be entitled to receive, at the end of the restricted period, a pro rata portion of the number of performance shares to which he or she otherwise would have been entitled, based on the number of months he or she was employed with the Registrant during the performance period.

•

Rights to the shares are forfeited if the participant’s employment terminates for any other reason prior to the end of the restricted period, or if the Board determines that the participant has engaged in specified detrimental conduct or activity while employed with the Registrant or in the two-year period following his or her voluntary termination or termination for cause. If a participant’s shares have already been issued, he or she must repay the Registrant their fair market value as of their issue dates.

•

During the restricted period, the participant does not have any of the rights of a stockholder of the Registrant with respect to his or her performance shares, including the right to vote the performance shares and the right to receive any dividends or other distributions.

•

A participant may not sell, exchange, transfer, pledge, hypothecate or otherwise dispose of his or her right to receive performance shares, other than by will or by the applicable laws of descent and distribution.

Section 7 - Regulation FD

Item 7.01	Regulation FD Disclosure.

On October 22, 2020, the Registrant’s Board of Directors extended to October 22, 2023, its stock repurchase program. The Board authorized the repurchase of up to 2.0 million shares of the Company’s common stock under the program. Repurchases, if any, will be made from time to time at prevailing prices in open market transactions or in privately negotiated purchases, subject to market conditions, share price and other considerations. The repurchase program was originally approved October 22, 2009, and extended on February 16, 2012, February 24, 2014, April 23, 2015, and May 31, 2018. The Company has repurchased 2,305,484 shares under this stock repurchase program since its inception. The repurchase program does not obligate the Company to make any repurchases. A copy of the press release announcing the extension of the repurchase program is furnished herewith as Exhibit 99.1.

In accordance with General Instruction B.2, the information contained in this Item 7.01 and the attached Exhibit 99.1 is being “furnished” to the SEC and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under such section. Furthermore, such information shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, unless specifically identified as being incorporated therein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

99.1	Press release of Sanderson Farms, Inc. dated October 22, 2020.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release of Sanderson Farms, Inc. dated October 22, 2020.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.

SANDERSON FARMS, INC.

(Registrant)

Date: January 5, 2021	By:	/s/ D. Michael Cockrell
D. Michael Cockrell Treasurer, Chief Financial Officer and Chief Legal Officer